Exhibit 99.2

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[LOGO]

Investor Presentation

(AMEX: IED)

March 16, 2005

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financial freedom

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Safe Harbor Statement

All statements in this presentation that are not historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may be identified by words such as “believe”, “intend,” “expect”, “may”, “could”, “would”, “will”, “should”, “plan”, “project”, “contemplate”, “anticipate”, or similar statements. Because these statements reflect the Company’s current views concerning future events, these forward-looking statements are subject to risks and uncertainties.  The Company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete.  However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, restatement of prior period financial statements as reflected herein, the ability to successfully integrate acquired and potential additional operating companies; demand for the Company’s products and services; the Company’s ability to compete effectively and adjust to rapidly changing market dynamics; the uncertainties associated with governmental regulation; and other factors detailed from time to time in the SEC filings of INVESTools Inc.  The Company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events, or otherwise.

INVESTools is not a broker-dealer or otherwise engaged in the business of effecting transactions in securities.  INVESTools is not an investment adviser or otherwise a provider investment advice or investment recommendations.

Investor Overview

Industry:	Investor Education Services

Founded:	1983

2004 GAAP Revenue:	$96.9 million

2004 Transaction Volume:	$122.6 million

No. of Employees:	375

Cash, Marketable Securities & Restricted Cash:	$26.8 million

Debt:	$0

Market Capitalization:	$153.0 million

Enterprise Value / 2004 GAAP Revenue:	1.3x

Enterprise Value / 2004 Transaction Volume:	1.0x

Market Capitalization (As of 3/14/05):	$221.8 million

•  Data, unless noted otherwise, is as of December 31, 2004

•  Transaction volume = revenue + deferred revenue

•  Enterprise value = market capitalization – cash, marketable securities and restricted cash

Company Overview

Mission

To empower individual investors to achieve their unfulfilled financial goals anytime, anywhere by using the INVESTools Method™ live, distance or online, establishing it as the most widely recognized, adopted and endorsed approach to investor education

INVESTools Method

A unique integration of a disciplined investing process, web-based tools, personalized instruction and support, all designed to ensure alumni success

•  INVESTools has more than 144,000 graduates; and

•  More than 51,000 subscribers to its websites

•  Data as of December 31, 2004

Potential Student Market Size

[GRAPHIC]

53 million households

own equities

32 million households

do not rely on brokers for primary advice

10 million households

actively seek out investment information

INVESTools Minimum Market Opportunity - 20 Million Households

Sources:

•  ICI/SIA – Equity Ownership in America, 2002

•  Internal Markitecture Research, January 20-25, 2005

INVESTools Student Demographic

•                  78% Male 22% Female

•                  Average Household Income ~$125K

•                  42% have Incomes >$100K

•                  Average Combined Investment and Retirement Accounts >$700K

•                  Average Age < 50 Years Old

•                  76% are College Graduates

•                  77% are Married

•                  93% Own their Own Home

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•  Source: Internal Markitecture Research, May 25, 2004

Diversified Distribution Channels to Gain Market Share

•                  INVESTools Investor Education:

•                  Since inception approximately 40,600 graduates

•                  Prophet.Net:

•                  Acquired in January 2005

•                  4,400 subscribers

•                  Success Magazine Investor Education (Peter Lowe):

•                  Launched in 1999

•                  Since inception approximately 54,400* graduates

•                  BusinessWeek Investor Education:

•                  Launched in November 2001

•                  Since inception approximately 23,200* graduates

•                  Money in Training (MIT):

•                  Launched in 1999

•                  Since inception approximately 18,800 graduates

•                  CNBC Investor Education:

•                  Launched May 2002

•                  Since inception approximately 14,400 graduates

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•  Data as of December 31, 2004

•  * 6,900 graduates included in BusinessWeek were also included in Peter Lowe graduate numbers in 2003 due to combined events

Expanded Best of Breed Tools and Services

InvestorToolbox

Interprets and organizes complex financial information and critical technical indicators for investors in a very user-friendly way	[GRAPHIC]

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The Web’s premier provider of advanced charting technology; rated #1 by Barron’s since 2001 and a “Forbes’ Favorite” since 1999	[LOGO]	[LOGO]	[LOGO]

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Enables students to trade stocks and options directly through InvestorToolbox	[LOGO]	[LOGO]	[LOGO]

INVESTools developed its “INVESTools Currency Trader” based on RefcoFx’s technology	[LOGO]

Student Life Cycle

4 Weeks	2 – 8 Weeks	3 Months	Lifetime

Acquisition	Fulfillment	Retention	Continuing Education & Support

Preview Event	Workshop	Renewal	Alumni
Direct Mail	Materials Shipped	Outbound Calls	Graduate Programs
Radio	Coaching	Ongoing Support	Advanced Coursework
Print	Online Learning	Database Marketing	Online Learning
Online			Database Marketing
DRTV

Impact of New Relationships and Initiatives

Acquisition	Fulfillment	Retention	Continuing Education & Support
Media	New Product Development

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	Online
Direct Response TV
Acquired January 2005	[GRAPHIC]
[GRAPHIC]	[GRAPHIC]	• Enables advanced
course development	• eToolbox Development
Product / Program Development	• 4,400 subscribers

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Online Advertising	New Brokerage Services	[GRAPHIC]

[GRAPHIC]	[GRAPHIC]
• eToolbox Delivery
• Leading online discount brokerage	• Leading online currency data & brokerage services

Learning Formats

Education Designed Around the Needs of Each Student

Learning Formats
	Preview		Home		Ongoing	eLearning
	Events	Workshops	Study	Coaching	Support	(New in 2005)
Course Offerings

5-Step Investing Formula	X	X	X	X	X	X
Basic Options		X	X	X	X	X
Advanced Options		X	X	X	X
Advanced Technical Analysis		X	X	X	X
INVESTools Currency Trader (New in 2005)	X	X		X	X	X
Active Investing Workshop (New in 2005)		X		X	X

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Continuing Education Programs

•                  Prerequisite for All Continuing Education Programs Is the 5-step Investing Formula Course

•                  Advanced Students May Purchase Components of Continuing Education Programs at Higher Prices

New in 2005

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4 Days of Intensive Training
High Teacher-to-Student Ratio
State-of-the-Art Trading Stations
Paper Trading in Real time
Trading Theory and Practical Application

Active Investing
Stocks
$6,999

Active Investing
Options
$6,999

Active Investing
Currencies
$6,999

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Advanced Technical Analysis Workshop
Advanced Technical Analysis Home Study
6 Advanced Technical Analysis Coaching Sessions
Active Investing Workshops
1 1/2 Years Additional InvestorToolbox Access
2 Year VIP Pass for Basic, Advanced & Alumni Workshops

+

Advanced Options Home Study
6 Advanced Options Coaching Sessions
Basic Options Workshop
6 Month Additional InvestorToolbox
Access

[GRAPHIC] Advanced Options Home Study 6 Advanced Options Coaching Sessions Basic Options Workshop 6 Month Additional InvestorToolbox Access

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	+	+

Basic Options Home Study 6 Basic Options Coaching Sessions	Basic Options Home Study 6 Basic Options Coaching Sessions	Basic Options Home Study 6 Basic Options Coaching Sessions

+	+	+

5 Step Investing Formula Course 6 5-Step Investing Formula Coaching Sessions 6 Month Initial InvestorToolbox Access	5 Step Investing Formula Course 6 5-Step Investing Formula Coaching Sessions 6 Month Initial InvestorToolbox Access	5 Step Investing Formula Course 6 5-Step Investing Formula Coaching Sessions 6 Month Initial InvestorToolbox Access

Price Range* $2,999 - $3,999	Price Range* $7,999 - $9,999	Price Range* $19,499 - $21,499

•  * Depending on brand, content available to students (i.e., length of workshop or home study course, number of coaching sessions and access to certain InvestorToolbox features) may vary

Course Offerings

Curriculums for All Investor Levels – Basic to Advanced

Course Description	Workshop Kit	Coaching Kit	Product Elements
5-Step Investing Formula Teaches experienced and beginning investors how to search for stocks according to a step-by-step investing process Prerequisite: None	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

Basic Options Strategies Teaches investors how to start trading options to increase profits and diversify investing strategies Prerequisite: 5-Step Investing Formula	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

Course Description	Workshop Kit	Coaching Kit	Product Elements
Advanced Options Strategies A multi-part course that teaches investors how to trade options using advanced strategies step-by-step Prerequisites: 5-Step Investing Formula Basic Options Strategies	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

Advanced Technical Analysis

Teaches investors how to use technical analysis and advanced charting techniques to identify investing opportunities, minimize ambiguity and increase profit potential in any market condition

Prerequisite: 5-Step Investing Formula

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Course Offerings — New In 2005

Curriculums for All Investor Levels – Basic to Advanced

Course Description	Workshop Kit	Coaching Kit	Product Elements

INVESTools Currency Trader™	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

Provides training investors need to capitalize on currency fluctuations in the foreign exchange markets as they correspond to emerging economic trends.

Prerequisite: None

New Initiatives in 2005

•                  Direct Response Television (DRTV)

•                  Successfully Launched in January

•                  Improving Acquisition Metrics

•                  Lower Cost of Acquisition

•                  Higher Sales and Conversion Rates

•                  Ability to Tap New Markets

•                  Immediately Accretive to Earnings (No Revenue Share)

•                  Building INVESTools Brand Awareness

•                  eToolbox

•                  Will Enhance INVESTools’ Brand and Leadership Position

•                  Will Use the Online Community to Enhance INVESTools’ Relationship with Students

•                  Access Anytime, Anywhere with Increased eLearning Opportunities

•                  Will Reduce Data and Student Support Costs

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Most Widely Adopted Approach to Investor Education

Growing Graduate Base

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Annual Revenue Growth

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•  Transaction volume = revenue + deferred revenue

Focus on Recurring Revenue 2004

Focus Shifting to Higher Margin Business

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Acquisition	Fulfillment	Retention

Workshops	Coaching	Home Studies
Coaching	Advanced Courses	Coaching
Initial Web Subscription	Web Subscription Renewals	Web Subscription Renewals
Alumni Events

•  * Cost in acquisition sales includes $23.5 million of selling expense associated with previews and marketing

•  Transaction volume = revenue + deferred revenue for the investor education business segment only

Focus on Recurring Revenue By Sales End – Quarterly

Shift to More Stable and Recurring Revenue Streams

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Acquisition	Fulfillment	Retention

Workshops	Coaching	Home Studies
Coaching	Advanced Courses	Coaching
Initial Web Subscription	Web Subscription Renewals	Web Subscription Renewals
Alumni Events

•  Transaction volume = revenue + deferred revenue for the investor education business segment only

•  Acquisition sales recorded as revenue by co-marketing partners in restructured agreements

Growing Subscriber Base

Active Subscribers at Quarter End

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Select Financial Data

	2002	2003
($ in millions)	Restated	Restated	2004

Transaction Volume	57.1	77.3	122.6
Increase in Deferred Revenue	3.2	7.5	25.7
GAAP Revenue	53.9	69.8	96.9

Cost of Revenue	25.4	41.2	64.2
Selling Expense	19.0	20.4	24.0

Contribution Margin	9.5	8.2	8.7
% Margin	18%	12%	9%

G&A Expense	14.8	14.0	21.0

Operating Loss	(5.3)	(5.8)	(12.2)
% Margin	-10%	-8%	-13%

Net Loss before Cumulative Effect of Accounting Change	(5.2)	(7.3)	(12.1)

Pro Forma Adjustments:
80% of Increase in Deferred Revenue	2.6	6.0	20.6
	4%	8%	17%

Pro Forma Operating Income (Loss)	(2.7)	0.2	8.3
	-5%	0%	7%

Cash Flow and Balance Sheet Items:
Pro Forma Cash Flow from Operations (a)	0.4	3.8	17.4
Cash, Restricted Cash and Marketable Securities Balance	5.5	12.6	26.8
Deferred Revenue Balance	8.0	14.5	40.7

•  (a) Excludes cash from tax refunds of $0.6 million and $3.6 million in 2002 and 2003, respectively

Appendix

Acquisition of
Prophet Financial Systems, Inc.

Key Terms of Transaction

•                  Purchase Price $7.9 Million (All Cash)

•                  Net Working Capital Adjustment

•                  INVESTools Purchased 100% of Stock

•                  Escrow of 15% of Purchase Price

•                  Assets Include Customer Contracts, Software and Databases

•                  No Debt Acquired

•                  Executed 2-Year Employment Contract with Tim Knight, Founder

•                  Deal Closed January 26, 2005

Retail Subscriber & Licensing Analysis

Prophet Quarterly Retail Subscriber Growth

[CHART]

Prophet License Agreements

Partner	Primary Products	Start Date

America Online	Data	September 1994
B4U Trade	ChartStream, JavaCharts	April 2000
INVESTools	JavaCharts	February 2003
OptionsXpress	SnapCharts, Java Charts	March 2002
Razor Data	JavaCharts	March 2003
S&P Institutional	JavaCharts	March 2003
S&P Web Solutions	SnapCharts	November 2000
Scottrade	JavaCharts, SnapCharts	August 2000
Think-or-Swim	JavaCharts	July 2001
Trading Markets	JavaCharts, Index Module	April 2001
XPRESSTrade	JavaCharts	February 2004

Prophet Revenue (Cash Basis – Unaudited)

($ in Thousands)	2003	2004

Licensing	1,200	1,500
Retail Subscriptions	1,100	1,600
Ad Sales	100	200

Total Revenue	2,400	3,300

•  Data as of December 31, 2004